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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2007

SUBURBAN PROPANE PARTNERS, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14222 (Commission File Number)	22-3410353 (IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey (Address of Principal Executive Offices)	07981 (Zip Code)

(973) 887-5300
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2007, Suburban Propane Partners, L.P.’s (the “MLP”) operating subsidiary, Suburban Propane, L.P. (the “Partnership”), and the Partnership’s subsidiary, Suburban Pipeline LLC (“Pipeline”), entered into a definitive Purchase and Sale Agreement whereby the Partnership and Pipeline agreed to sell their propane storage facility and related pipeline, located near Tirzah, South Carolina, to Plains LPG Services, L.P. (“Plains”) for $55 million (subject to certain adjustments). As part of this transaction, the Partnership agreed not to engage in the wholesale propane business, with certain exceptions, in South Carolina and neighboring states for the next five years. The transaction is expected to close within the next 30 days, subject to satisfaction of certain closing conditions.

Simultaneously, the Partnership and Plains entered into a Propane Storage Agreement, pursuant to which the Partnership has the right to store up to 7 million gallons of propane at the Tirzah storage facility for at least 10 years following the close of the sale transaction.

The MLP has furnished a copy of the Purchase and Sale Agreement, the Non-Competition Agreement and the Propane Storage Agreement as exhibits to this Current Report. The summary of those agreements set forth above does not purport to be complete and is qualified in its entirety by reference to said exhibits, which are incorporated by reference herein.

A copy of the Partnership’s Press Release, dated September 19, 2007, announcing the sale of the Tirzah storage facility has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.

10.1	Purchase and Sale Agreement, dated September 17, 2007, among Suburban Propane, L.P., Suburban Pipeline LLC and Plains LPG Services, L.P.

10.2	Non-Competition Agreement, dated September 17, 2007, between Suburban Propane, L.P. and Plains LPG Services, L.P.

10.3	Propane Storage Agreement, dated September 17, 2007, between Suburban Propane, L.P. and Plains LPG Services, L.P.

99.1	Press Release of Suburban Propane Partners, L.P. dated September 19, 2007 announcing the sale of the propane storage facility located near Tirzah, South Carolina.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.
By:	/s/ PAUL ABEL
Name:	Paul Abel
Title:	General Counsel & Secretary

Date: September 20, 2007

EXHIBITS

10.1	Purchase and Sale Agreement, dated September 17, 2007, among Suburban Propane, L.P., Suburban Pipeline LLC and Plains LPG Services, L.P.

10.2	Non-Competition Agreement, dated September 17, 2007, between Suburban Propane, L.P. and Plains LPG Services, L.P.

10.3	Propane Storage Agreement, dated September 17, 2007, between Suburban Propane, L.P. and Plains LPG Services, L.P.

99.1	Press Release of Suburban Propane Partners, L.P. dated September 19, 2007 announcing the sale of the propane storage facility located near Tirzah, South Carolina.